OTHER (EXPENSE) INCOME	9 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
OTHER (EXPENSE) INCOME

13. OTHER (EXPENSE) INCOME

During the three months ended December 31, 2023 and 2022, we recognized $11,004 of other income compared to $119,880 other expense, respectively. During the nine months ended December 31, 2023 and 2022, we recognized $118,941 other expense compared to $116,989 other expense, respectively.

During the three and nine months ended December 31, Other (expense) income is comprised of the following:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2023	2022	2023	2022
	$	$	$	$
Financing income contained in our revenue contracts	11,004	6,278	40,220	9,169
Expense from note modifications	—	(126,158)	(59,161)	(126,158)
Transaction expense on the Series B preferred share issuance	—	—	(100,000)	—
Other (expense) income	11,004	(119,880)	(118,941)	(116,989)